WP GLIMCHER




H&M


T.J.maxx
HomeGoods

INVESTOR & ANALYST DAY | JANUARY 8, 2016

WELCOME

LISA INDEST, SVP FINANCE & CHIEF ACCOUNTING OFFICER

WP GLIMCHER

Safe Harbor

Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

This presentation also contains a non-GAAP financial measure: Funds from Operations (FFO). The reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure can be found in presentation's appendix.

TODAY'S AGENDA

Vision	Michael Glimcher, CEO
Strategy	Butch Knerr, COO
Redevelopment	Greg Zimmerman, EVP Development
Financial Overview	Mark Yale, CFO
Q&A	
Retail Update	Dana Telsey, Telsey Advisory Group Michael Glimcher

VISION

MICHAEL GLIMCHER, CEO

WP GLIMCHER

Vision

MOVING THE PORTFOLIO FORWARD

Experienced team with exceptional retail expertise

Realizing NOI growth across the core mall portfolio beginning in 2016

High-quality community centers are delivering strong growth today

Improving an investment grade balance sheet

WP GLIMCHER

STRONG FOUNDATION TO DRIVE GROWTH

- Built an experienced team
- Successfully integrated the mall and community center leasing teams
- Delivered improved operating results across the core portfolio
- Completed several re-tenanting and redevelopment projects
- Executed on plan to reduce overall debt



Well-positioned with a strong foundation to drive future growth

WP GLIMCHER

EXECUTION STARTS WITH THE TEAM

Michael Glimcher
CEO

Butch Knerr *COO*	Mark Yale *CFO*	Greg Gorospe, Esq. *General Counsel*	Grace Schmitt, Esq. *SVP, HR*
Leasing Development Property Management	Accounting & Tax Investor Relations Capital Markets Information Technology	Legal	Human Resources

Experienced team with proven ability to deliver results

WP GLIMCHER

WPG VISION: A DIVERSIFIED RETAIL REIT

- With 120+ assets, WPG is uniquely positioned for the future
- Diverse portfolio of enclosed malls, community centers and open-air lifestyle centers
- 70 million square feet of opportunity for brands looking to grow


H&M

Committed to a diverse portfolio of malls and community centers

THE LINES OF RETAIL FORMATS ARE BLURRED


DICK'S
DICK'S SPORTING GOODS
DICK'S SPORTING GOODS
1948
Bath & Body Works
Bath & Body Works
BATH & BODY WORKS

Top 15 tenants are in all formats today

WPG APPROACH: THINGS TO DO + THINGS TO BUY



Positioned at the intersection of her life to drive traffic and frequency of visits

WP GLIMCHER

THE RIGHT ENVIRONMENT DRIVES TRAFFIC



Re-tenanting underperforming space and investing in redevelopment across the portfolio

WP GLIMCHER


1 Drive NOI growth across the existing portfolio
2 Execute with a lean and efficient operating model
3 Improve investment grade balance sheet
WP GLIMCHER

STRATEGY

BUTCH KNERR, COO

WP GLIMCHER

Investor & Analyst Day 2016 | 14

Strategy

DRIVING GROWTH AND LONG-TERM VALUE

Experienced team with expertise to deliver results

Improving occupancy across core mall portfolio

Driving rent growth across community center portfolio

Increasing traffic and frequency of visits

Re-tenanting and redeveloping underperforming space

WP GLIMCHER

EXPERIENCED TEAM

- Nobody knows the portfolio better
- Proven ability to deliver results
- Integrated leasing and development team is focused on driving growth across the portfolio



DICK'S
rue+
Bath & Body Works
H&M

Industry-leading team with extensive retail experience

WP GLIMCHER

MALLS: RELENTLESS FOCUS ON GROWTH

- Continued focus on improved occupancy
- Drive increased traffic and frequency
- Re-tenant underperforming space
- Unlock previously over-looked value through redevelopment


Finish Line
ULTA

Delivering NOI growth across the portfolio in 2016

EVENTS: DRIVE TRAFFIC AND INCREASE SALES



Bringing people together in the center of the community

COMMUNITY CENTERS: ELEVATED PATH

- High-quality community centers driving strong NOI growth
- Continued focus on rent growth
- Opportunity to cross-lease mall tenants



Buckle

ULTA

Delivering NOI growth across the core portfolio in 2016

WP GLIMCHER

FOOD INCREASINGLY IMPORTANT

Pops
PROVISION KITCHEN
Panera BREAD
OUTBACK STEAKHOUSE
BRIO
ZOËS KITCHEN
RED ROBIN
BJ's RESTAURANT BREWHOUSE
MOE'S southwest grill
BESITO MEXICAN
TRADER JOE'S
corner bakery CAFE
FIVE GUYS BURGERS and FRIES
pie five PIZZA CO.
Chuy's
MOD PIZZA

Tremendous opportunity to increase mix of restaurants and specialty grocery

WP GLIMCHER

LEASING DRIVEN BY DEMAND FOR SPACE

- Significantly higher leasing volume in 2H 2015 compared to a year ago*
- Diverse tenants signed and/or opened in the last year

Party City · FOREVER 21 · H&M · DICK'S Sporting Goods · Nordstrom rack · PINK · SEPHORA · Design Within Reach
SKY ZONE · LA FITNESS · francesca's collections · TORRID · Saks Fifth Avenue OFF 5TH · Victoria's Secret · Mitchell Gold +Bob Williams · RH
AMC Theatres · rue21 · ULTA Beauty · DSW Shoe Warehouse · ALTAR'D STATE · L.L.Bean · ARHAUS · American Girl

Leasing volume in 2015 will contribute to growth in 2016 as tenants come online

WP GLIMCHER *Leasing volume through 11/30

DEMAND IS STRONG FROM QUALITY TENANTS

- Busy ICSC meetings with retail partners in 2015

Retail		Food & Entertainment	
Aerie	Lovesick/ Torrid	AMC Theaters	Drybar
Bluemercury	Maurices	Bar Louie	Kona Grill
Carter's	Nordstrom Rack	BJ's Restaurant & Brewhouse	LA Fitness
Dick's Sporting Goods	Ross Dress for Less	Chili's Grill & Bar	Planet Fitness
F21 Red	Rue21	Chuy's Tex-Mex	Regal Cinemas
Five Below	ULTA Beauty	Cinemark Theaters	Sky Zone
Francesca's	Victoria's Secret	Carmike Cinemas	Trader Joe's
H&M	Yankee Candle	Dave & Buster's	Whole Foods Market

Wide range of retailers interested in growth across portfolio

WP GLIMCHER

DELIVERING GROWTH IN 2016

- The majority of 2016 NOI growth is already committed
  - Includes approximately $9M of growth from executed leases from redevelopment and the backfill of bankruptcy vacancies



L.L.Bean

BREWHOUSE

Committed rents from redevelopment projects and successful re-tenanting of vacant space

WP GLIMCHER

REDEVELOPMENT

GREG ZIMMERMAN, EVP DEVELOPMENT

WP GLIMCHER

Redevelopment & Re-Tenanting

BUILDING A SUSTAINABLE PIPELINE

Projects designed to create NOI growth

Continuous focus on transforming underperforming space

Exciting and growing pipeline of projects

WP GLIMCHER

SUCCESS IN RE-TENANTING AND REDEVELOPMENT


Melbourne Square Mall
Melbourne, FL
Mall at Fairfield Commons
Dayton, OH
Irving Mall
Irving, TX
Great Lakes Mall
Mentor, OH
Cottonwood Mall
Albuquerque, NM
Polaris Fashion Place®
Columbus, OH
macy's
amc
EXPRESS
DICK'S

WP GLIMCHER

Investor & Analyst Day 2016 | 26

SHIFTING THE MIX TO INCREASE VISITS


amc
amc
MAGGIANO'S
EXPRESS

WP GLIMCHER

DISCIPLINED APPROACH

- Tenant-driven = signed leases
- Strengthens position in the market
- Promotes stability and growth in NOI


DICK'S
SPORTING GOODS
amc
YANKEE CANDLE

Reinvesting across the core portfolio represents the best use of capital

WP GLIMCHER

ROBUST PIPELINE PROVIDES SUSTAINABLE GROWTH

Redevelopment & Re-Tenanting Projects					
	Completed in 2015	Under Construction	Approved *Construction Not Started*	Pending *Capital Not Approved*	Pipeline *Opportunity Identified*
Large Scale > $5M Total Spend	3	5	3	6	15+
Small Scale < $5M Total Spend	17	9	13	5	10+
Total	**20**	**14**	**16**	**11**	**25+**
Estimated Yield	**8% to 9%**	**8% to 10%**	**9% to 11%**	-	-

Projects delivering an estimated yield of 8% to 11%

JEFFERSON VALLEY MALL

Yorktown Heights, NY

Estimated Completion	Estimated Yield	Estimated Spend
Q4 2016	7% to 8%	$32M to $36M


BEFORE
AFTER
JEFFERSON VALLEY MALL

Conceptual Rendering

JEFFERSON VALLEY MALL


Conceptual Rendering
JEFFERSON VALLEY MALL
DICK'S
SPORTING GOODS

WP GLIMCHER

Investor & Analyst Day 2016 | 31

LONGVIEW MALL

Longview, TX

Estimated Completion	Estimated Yield	Estimated Spend
Q4 2016	8% to 10%	$14M to $16M


Dillard's
Longview Mall


BJ's
RESTAURANT
BREWHO
TAKE OUT

WP GLIMCHER

Investor & Analyst Day 2016 | 32

LONGVIEW MALL


BEFORE
KAY


AFTER
KAY
Dillard's
LONGVIEW MALL

Conceptual Rendering

WP GLIMCHER

Investor & Analyst Day 2016 | 33

LONGVIEW MALL


Conceptual Rendering
BEFORE
AFTER

WP GLIMCHER

Investor & Analyst Day 2016 | 34

LINDALE MALL

Cedar Rapids, IA

Estimated Completion	Estimated Yield	Estimated Spend
Q4 2016	9% to 11%	$3M to $5M


LINDALE MALL

WP GLIMCHER

Investor & Analyst Day 2016 | 35

LINDALE MALL



BEFORE



COMING SOON IN 2016

WP GLIMCHER

Investor & Analyst Day 2016 | 36

LINDALE MALL


LINDALE



WP GLIMCHER

WESTMINSTER MALL

Westminster, CA


Westminster High School
Willmore Elementary School
Hazard Ave
Westminster
Best Buy
Westminster Mall
Westminster Chamber
Hoover St
PEEK FUNERAL HOME
Bolsa Ave
Bolsa Ave
Bolsa Ave
Goldenwest St
Schroeder

WP GLIMCHER

WESTMINSTER MALL


WESTMINSTER
MALL

WP GLIMCHER

MIXED-USE DRIVES TRAFFIC


CRESCENT
SCOTTSDALE QUARTER





WP GLIMCHER

AMPLE OPPORTUNITIES FOR CONTINUOUS GROWTH

Oklahoma City Properties
Oklahoma City, OK



Grand Central Mall
Parkersburg, WV



Pearlridge Center
Aiea, HI



Southern Park Mall
Youngstown, OH



Brunswick Square
East Brunswick, NJ



Weberstown Mall
Stockton, CA



WP GLIMCHER

Investor & Analyst Day 2016 | 41

FINANCIAL OVERVIEW

MARK YALE, CFO

WP GLIMCHER

Investor & Analyst Day 2016 | 42

Financial Overview

IMPROVING INVESTMENT GRADE BALANCE SHEET

Long-term debt-to-EBITDA target of 6.0x to 6.5x

Extending debt maturities

Capital allocation driving long-term value

Increasing number of quality properties in unencumbered pool

WP GLIMCHER

BASELINE 2015 AFFO


$ per diluted share
$1.86*
$(0.08)
- Unsecured notes
- 5-year term loan
- O'Connor JV
$(0.05)
- Mark-to-market adjustments
$1.73
2015 AFFO Estimate
Bridge Loan Take-Out
Purchase Accounting
Baseline 2015 AFFO

Several non-recurring factors inflated 2015 AFFO

WP GLIMCHER

*Assumes midpoint of 2015 guidance range of $1.84 to $1.88 per diluted share, which was previously provided in WP Glimcher's November 2, 2015 earnings press release.

2016 FFO GROWTH FROM BASELINE


$ per diluted share
$1.73
$(0.07)
$0.05
$0.04
$0.02
$0.01
$1.78*
Baseline 2015 AFFO
Dispositions
Core Portfolio Comp NOI Growth
Merger Synergies
Mortgage Payoffs
Other
2016 FFO Guidance

Expected 3% growth from baseline 2015 FFO

WP GLIMCHER **Assumes midpoint of 2016 guidance range of $1.74 to $1.82 per diluted share*

2016 KEY ASSUMPTIONS

FFO in a range of $1.74 to $1.82 per diluted share

- Core comparable NOI growth of 1.5% to 2.0%
- G&A and corporate overhead expenses approximately 6% of revenue
- Redevelopment spend of $150M to $200M
- Transition of four assets to loan servicers approximately $260M of debt
  - Merritt Square Mall, Chesapeake Square, River Valley Mall, Southern Hills Mall
- Dispositions of one to three non-core assets
- Purchase accounting adjustments of approximately $12M in rents and $7M in interest
- Excludes impact of gains / losses on dispositions and debt extinguishment
- Annual dividend of $1.00 per share

2016 guidance range provides an accommodation for potential unsecured bond offerings

WP GLIMCHER

COMP NOI GROWTH ACROSS THE CORE PORTFOLIO

Components of 2016 Comp NOI Growth*					
	Core Mall Portfolio	Community Centers	Sub-total	Retail Headwinds	Total
Organic	0.9%	0.8%	0.85%	-0.5%	0.35%
Redevelopment	1.3%	2.0%	1.40%	-	1.40%
Total	**2.2%**	**2.8%**	**2.25%**	**-0.5%**	**1.75%**

Delivering NOI growth in an uncertain retail environment

WP GLIMCHER

**Assumes midpoint of 2016 guidance of 1.5% to 2.0% comp NOI growth. NOI growth excludes non-core properties.*

CREATING VALUE THROUGH REDEVELOPMENT

	Total Project Cost	Annualized NOI Contribution	2016 NOI	Yield
Completed Projects	$73.6M	$6.3M to $6.5M	$6.3M to $6.5M	8.5% to 9.0%
Active Projects	$114.0M	$10.2M to $10.7M	$4.6M to $4.8M	8.9% to 9.4%
Approved – Not Commenced	$45.0M	$4.5M to $5.0M	$0.2M to $0.4M	10.0% to 11.1%
Total	$232.6M	$21.0M to $22.2M	$11.1M to $11.7M	8.9% to 9.5%
2015 Contribution			($3.7M)	
2016 NOI Growth – Redevelopment			$7.4M to $8.0M	

WP GLIMCHER

LEAN AND EFFICIENT OVERHEAD

- External management fees end in May
- Run-rate for G&A and corporate overhead beginning in 2H 2016
- Total synergies from integration: $13M to $15M

	2016 Outlook	2016 Stabilized
G&A Expenses	$39.5M to $40.5M	$38.5M to $39.5M
Property Allocated Corporate Expenses	$23.5M to $24.5M	$18.5M to $19.5M
Total Corporate Overhead	**$63M to $65M**	**$57M to $59M**

Overhead stabilizing at 6% of total revenue

WP GLIMCHER

STRONG AND STABLE BALANCE SHEET

- Solid debt service coverage with reasonable overall leverage
- Ample liquidity to execute the strategic plan
- High quality and improving unencumbered pool of assets
- Manageable long-term debt maturities
- Well-covered dividend with payout rate of ~70%
- Strong free cash flow

BBB- investment grade rating with a stable outlook

WP GLIMCHER

SOLID BALANCE SHEET METRICS

	As of 3/31/15	As of 9/30/15	2016 Target	Long-Term Target
Net debt / EBITDA	7.9x	7.0x	6.8x	6.0x to 6.5x
Debt Service Coverage	3.3x	3.9x	3.6x	3.0x >

Continued progress on long-term target for debt-to-EBITDA of 6.0x to 6.5x

WP GLIMCHER

SUFFICIENT LIQUIDITY TO EXECUTE STRATEGIC PLAN

$ in thousands

	Cash on Hand	LOC Capacity	Total Liquidity
January 1, 2016	$ 120,000	$ 621,500	$ 741,500
Cash flow after dividends	-	100,000	100,000
Redevelopment investments*	-	(175,000)	(175,000)
Principal debt amortization	-	(17,500)	(17,500)
Property disposition proceeds	-	40,000	40,000
December 31, 2016	**$ 120,000**	**$ 569,000**	**$ 689,000**

WP GLIMCHER

**Assumes midpoint of $150M to $200M annual redevelopment spend*

GROWING THE UNENCUMBERED POOL



Unencumbered NOI Percent
60%
50%
40%
30%
20%
10%
0%
2014
2015
2016
Community Centers and Open-Air Lifestyle Centers
Malls

WP GLIMCHER

Investor & Analyst Day 2016 | 53

MANAGEABLE DEBT MATURITY SCHEDULE



$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
2016
2017
2018
2019
2020
2021
2022
2023
2024
Thereafter
Mortgage Debt
Term Loans
Credit Facilty
Bonds

WP GLIMCHER

Investor & Analyst Day 2016 | 54

MANAGEABLE MATURITIES OVER NEXT 36 MONTHS

Assumed Transitions to Lenders:

Property	Maturity Date	WPG Share of Indebtedness	Fixed Interest Rate	Debt Yield[2]
Merritt Square Mall Merritt Island, FL	9/01/15	$52.9M	5.35%[1]	10%
River Valley Mall Lancaster, OH	1/11/16	$45.2M	5.65%	9%
Southern Hills Mall Sioux City, IA	6/01/16	$101.5M	5.79%	8%
Chesapeake Square Virginia Beach, VA	2/01/17	$63.0M	5.84%	9%
Valle Vista Mall Harlingen, TX	5/10/17	$40.0M	5.35%	10%
Total	-	**$302.6M**	-	**9%**

Over $300M at single-digit debt yields

WP GLIMCHER

(1) Default interest of 10.35%
(2) Based upon budgeted 2016 NOI

MANAGEABLE MATURITIES OVER NEXT 36 MONTHS

Expected Refinance or Unencumber:

Property	Maturity Date	WPG Share of Indebtedness	Fixed Interest Rate	Debt Yield[1]	WPG Planned Action
Henderson Square King of Prussia, PA	4/01/16	$12.7M	4.43%	16%	Refinanced[2]
Mesa Mall Grand Junction, CO	6/01/16	$87.3M	5.79%	11%	Refinance
Weberstown Mall Stockton, CA	6/08/16	$60.0M	5.90%	12%	Refinance / Unencumber
WestShore Plaza Tampa, FL	10/01/17	$99.6M	2.80% (Variable)	12%	Refinance / Unencumber
Outlet Collection® | Seattle Seattle, WA	1/12/18	$86.5M	1.69% (Variable)	11%	Refinance / Unencumber
Whitehall Mall Whitehall, PA	11/01/18	$9.9M	7.00%	30%	Refinance / Unencumber
Total		**$356.0M**		**12%**	

WP GLIMCHER

(1) Based upon budgeted 2016 NOI
(2) Extended maturity 2 years

Why WPG?

CLEAR VISION FOR SUCCESS

Driving NOI growth across the existing portfolio

Executing with a lean and efficient operating model

Improving investment grade balance sheet

WP GLIMCHER

APPENDIX

WP GLIMCHER

FFO RECONCILIATION

The following table provides the reconciliation for the expected range of estimated net income attributable to common shareholders per diluted share to estimated FFO per diluted share for the year ending December 31, 2016:

	Low End	High End
Estimated net income attributable to common shareholders per diluted share	$ 0.06	$ 0.14
Real estate depreciation and amortization including share of unconsolidated subsidiaries	1.68	1.68
Estimated FFO per diluted share	$ 1.74	$ 1.82

TRADEMARKS

Glimcher®, The Outlet Collection and Polaris Fashion Place are registered trademarks of WP Glimcher Inc. and/or one or more of its affiliates. The trademark application for WP Glimcher is pending.

WP GLIMCHER